ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Supplement dated March 26, 2014,

 to the Prospectus dated April 29, 2013 and Supplemented on July 26, September 16, October 24, November 15, 2013 and January 24, 2014

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.
Effective as of Feburary 4, 2014, all references to Ed Corallo are deleted as a portfolio manager for the AZL®  International Index Fund, AZL®  Mid Cap Index Fund, AZL®  Russell 1000 Growth Index Fund, AZL®  Russell 1000 Value Index Fund, AZL®  S&P 500 Index Fund, and the AZL®  Small Cap Stock Index Fund; and Alan Mason, Managing Director, is added as a portfolio manager for each Fund.

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The third paragraph under the “Management” section for the AZL International Index Fund, AZL Mid Cap Index Fund, AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, AZL S&P 500 Index Fund, and the AZL Small Cap Stock Index Fund on pages 40, 69, 90, 93, 96, and 103, respectively, are deleted and replaced with the following paragraph:

The portfolio managers for the Fund are: since May 2011, Christopher Bliss, and Greg Savage, Managing Directors, and, since February 4, 2014, Alan Mason, Managing Director.

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The information regarding the AZL International Index Fund, AZL Mid Cap Index Fund, AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, AZL S&P 500 Index Fund, and the AZL Small Cap Stock Index Fund on page 139 for Ed Corallo is deleted and replaced with the following:

Alan Mason, Managing Director, is head of BlackRock’s Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions. He is a member of BlackRock’s Beta Strategies and US Defined Contribution leadership teams as well as the BlackRock’s Human Capital Committee. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for US transitions, strategist for the Global Index and Markets Group, head of US Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the US transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's US DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.

2.	Effective as of Feburary 28, 2014, Ash Shah, CFA, CPA, Vice President, is added as a portfolio manager to the the AZL® Oppenheimer Discovery Fund.

The third paragraph under the “Management” section for the AZL Oppenheimer Discovery Fund on page 84 is deleted and replaced with the following paragraph:

The Fund’s lead portfolio manager, since February 2012, is Ronald J. Zibelli, Jr., CFA, Vice President, and the Fund’s co-portfolio manager, since February 2014, is Ash Shah, CFA, CPA, Vice President.

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The information regarding the AZL Oppenheimer Discovery Fund on page 143 is deleted and replaced with the following:

The Fund’s portfolio is managed by Ronald J. Zibelli, Jr., CFA, and Ash Shah, CFA, CPA, who are primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Zibelli has been a Senior Vice President of OppenheimerFunds, Inc. (“OppenheimerFunds”) since January 2014 and a Senior Portfolio Manager of OppenheimerFunds since May 2006. He was a Vice President of OppenheimerFunds from May 2006 to January 2014. Prior to joining OppenheimerFunds, Inc., he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios.

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Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Shah has been a Senior Portfolio Manager of OppenheimerFunds since January 2014 and a Vice President of OppenheimerFunds since February 2006. Mr. Shah was a Senior Research Analyst of OppenheimerFunds from February 2006 to January 2014. Prior to joining OppenheimerFunds, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst with BlackRock Financial Management.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Supplement dated March 26, 2014,

to the Statement of Additional Information dated April 29, 2013 and Supplemented on July 26, September 16, November 15, 2013, and January 24, 2014

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

1.
Effective as of Feburary 4, 2014, all references to Ed Corallo are deleted as a portfolio manager for the AZL®  International Index Fund, AZL®  Mid Cap Index Fund, AZL®  Russell 1000 Growth Index Fund, AZL®  Russell 1000 Value Index Fund, AZL®  S&P 500 Index Fund, and the AZL®  Small Cap Stock Index Fund; and Alan Mason, Managing Director, is added as a portfolio manager for each Fund.

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2.	Effective as of Feburary 28, 2014, Ash Shah, Vice President, is added as a portfolio manager to the the AZL® Oppenheimer Discovery Fund.

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AZLSAI-005-0413